  SALOMON BROTHERS
VARIABLE CAPITAL FUND



    Prospectus


   April 28, 2000


------------------------
  SALOMON BROTHERS
------------------------

 Asset Management


The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.

    Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.

 The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS

                               Investments, risks and expenses.............................    4

                               More on the fund's investments..............................    6

                               Management..................................................    9

                               Share transactions..........................................   10

                               Dividends, distributions and taxes..........................   11

                               Financial highlights........................................   12

                            ABOUT MUTUAL FUND RISKS

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                 Salomon Brothers Variable Capital Fund Inc - 3

--------------------------------------------------------------------------------
 INVESTMENTS, RISKS AND EXPENSES

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 KEY INVESTMENTS         The fund invests primarily in equity securities of U.S.
                         companies. These companies may range in size from
                         established large capitalization (over $5 billion in market capitalization) companies to small capitalization (less than
                         $1 billion in market capitalization) companies at the
                         beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes.

                         In selecting individual companies for investment, the manager looks for the following:

                           Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable
                         industry trends, lack of investor recognition or the
                         short-term nature of earnings declines.

                           Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.

                           Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                         enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                           The U.S. stock market declines.
 Investing in              An adverse event, such as negative press reports about a
 small                   company in the fund's portfolio, depresses the value of the
 capitalization          company's stock.
 companies                 The manager's judgment about the attractiveness, relative
 involves a              value or potential appreciation of a particular sector or
 substantial risk        security proves to be incorrect.
 of loss.                  Greater volatility of share price because of the fund's
                         ability to invest in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:

                              Be more sensitive to changes in earnings results and
                            investor expectations.

                              Have more limited product lines, capital resources and
                            management depth.

                              Experience sharper swings in market values.

                              Be harder to sell at the times and prices the manager
                            believes appropriate.

                              Offer greater potential for gain and loss.

                          The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.

               Salomon Brothers Variable Capital Fund Inc - 4

 PERFORMANCE                                     [BAR CHART DISPLAYING 22.08% TOTAL RETURN FOR
 The bar chart indicates the risks of             THE CALENDAR YEAR ENDED 12/31/99]
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 15.11% in 2nd quarter 1999;
 Lowest:  - 4.89% in 3rd quarter 1999

TOTAL RETURN

 The bar chart shows the
 performance of the fund
 for the calendar year
 indicated.



------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE
 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF
 DISTRIBUTIONS AND DIVIDENDS.

---------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 1999)
                       Inception Date        1 Year               Since Inception
---------------------------------------------------------------------------------
 Fund                     2/17/98            22.08%                    21.64%
 Russell 3000 Index          *               20.90%                    19.84%

* Index comparison begins on 2/28/98.

 COMPARATIVE
 PERFORMANCE
 The table indicates the
 risk of investing in
 the fund by comparing
 the average annual
 total return for the
 periods shown to that
 of Russell 3000 Index,
 a broad-based unmanaged
 capitalization weighted
 index of large
 capitalized companies.

-----------------------------------------------------------------------------------
 FEE TABLE
-----------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

-----------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS A % OF NET ASSETS)
         Management fees                                       0.85%
-----------------------------------------------------------------------------------
         Distribution and service (12b-1) fees                  None

         Other expenses                                        1.14%

-----------------------------------------------------------------------------------
         Total annual fund operating expenses                  1.99%


FEES AND EXPENSES
This table sets forth
the fees and expenses
you will pay if you
invest in shares of the
fund. Because the
manager waived all of
its management fee and
reimbursed the fund for
certain expenses during
the period ended
December 31, 1999, the
actual total operating
expenses for the fund
were:
  1.00%
The manager may
discontinue this waiver
at any time.

--------------------------------------------------------------------------------------------
 EXAMPLE
--------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $202     $624     $1,073      $2,317

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

This example helps you
compare the cost of
investing in the fund
with other mutual
funds. Your actual cost
may be higher or lower.

                 Salomon Brothers Variable Capital Fund Inc - 5

--------------------------------------------------------------------------------

 MORE ON THE FUND'S INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment objective and its principal investment strategies and risks are described under 'Investments, Risks and Expenses.'

 Any policy or limitation for the fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.
--------------------------------------------------------------------------------

EQUITY INVESTMENTS         The fund may invest in all types of equity
                           securities. Equity securities include common stocks
                           traded on an exchange or in the over the counter
                           market, preferred stocks, warrants, rights,
                           convertible securities, depositary receipts, trust
                           certificates, limited partnership interests, shares
                           of other investment companies and real estate
                           investment trusts.
--------------------------------------------------------------------------------

FIXED INCOME INVESTMENTS   The fund may, to a limited extent, invest in fixed
                           income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations;
                           and foreign governments and their political subdivisions.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

                 Salomon Brothers Variable Capital Fund Inc - 6

--------------------------------------------------------------------------------

CREDIT QUALITY             If a security receives different ratings, the fund
                           will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time the fund purchases a fixed income security. The fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. The fund's credit standards also apply to counterparties to OTC derivatives contracts.

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                             They are rated in one of the top four long-term
                           rating categories of a nationally recognized statistical rating organization.

                             They have received a comparable short-term or other
                           rating.

                             They are unrated securities that the manager
                           believes are of comparable quality to investment
                           grade securities.
--------------------------------------------------------------------------------
 HIGH YIELD, LOWER         The fund may, to a limited extent, invest in fixed
 QUALITY SECURITIES        income securities that are high yield, lower quality
                           securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------

 FOREIGN AND EMERGING      The fund may invest in foreign securities. Investing
 MARKET INVESTMENTS        in foreign issuers may involve unique risks compared
                           to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                             Less information about non-U.S. issuers or markets
                           may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                             Many non-U.S. markets are smaller, less liquid and
                           more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                             The U.S. dollar may appreciate against non-U.S.
                           currencies or a foreign government may impose restrictions on currency conversion or trading.

                             The economies of non-U.S. countries may grow at a
                           slower rate than expected or may experience a downturn or recession.

                             Economic, political and social developments may
                           adversely affect the securities markets.

                             Foreign governmental obligations involve the risk
                           of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.

                 Salomon Brothers Variable Capital Fund Inc - 7

--------------------------------------------------------------------------------

 SOVEREIGN GOVERNMENT AND  The fund may, to a limited extent, invest in all
 SUPRANATIONAL DEBT        types of fixed income securities of governmental
                           issuers in all countries, including emerging markets.
                           These sovereign debt securities may include:

                             Fixed income securities issued or guaranteed by
                           governments, governmental agencies or
                           instrumentalities and political subdivisions located in emerging market countries.

                             Fixed income securities issued by government owned,
                           controlled or sponsored entities located in emerging market countries.

                             Interests in entities organized and operated for
                           the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                             Brady Bonds, which are debt securities issued under
                           the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                             Fixed income securities issued by corporate
                           issuers, banks and finance companies located in emerging market countries.

                             Participations in loans between emerging market
                           governments and financial institutions.

                             Fixed income securities issued by supranational
                           entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

--------------------------------------------------------------------------------

 DERIVATIVES AND           The fund may, but need not, use derivative contracts,
 HEDGING TECHNIQUES        such as futures and options on securities, securities
                           indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limit their use to hedging. However, the fund may use derivatives for a variety of purposes including:

                             To hedge against the economic impact of adverse
                           changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates.

                             As a substitute for buying or selling securities.

                             To increase the fund's return as a non-hedging
                           strategy that may be considered speculative.

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.


                 Salomon Brothers Variable Capital Fund Inc - 8

--------------------------------------------------------------------------------

 TEMPORARY DEFENSIVE       The fund may depart from its principal investment
 INVESTING                 strategies in response to adverse market, economic or
                           political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER        The fund may engage in active and frequent trading to
                           achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.

--------------------------------------------------------------------------------
 MANAGEMENT
--------------------------------------------------------------------------------

THE MANAGER AND      Salomon Brothers Asset Management Inc is the investment
ADMINISTRATOR        manager for the fund. Together with its affiliates, the
                     manager provides a broad range of fixed income and equity
                     investment advisory services to various individuals located throughout the world. The manager's principal address is 7
                     World Trade Center, New York, New York 10048. SSB Citi Fund
                     Management LLC, an affiliate of the manager, serves as
                     administrator for the fund. The administrator's address is
                     388 Greenwich Street, New York, New York 10013. The manager and the administrator are wholly-owned subsidiaries of
                     Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and
                     consumer finance, credit and charge cards, insurance,
                     investments, investment banking and trading -- and use
                     diverse channels to make them available to consumer and
                     corporate customers around the world.

                     Ross S. Margolies is primarily responsible for the day-to-day management of the fund's portfolio.
                     Mr. Margolies has been the portfolio manager of the fund since inception. He is a managing director of SBAM and SSB.
                     Robert M. Donahue, Jr. has been co-portfolio manager of the Fund since July 1998. Mr. Donahue has been a director and equity analyst with SBAM and SSB since February 1997. Prior to that time, he was an analyst at Gabelli & Company.

---------------------------------------------------------------------------------

MANAGEMENT AND       For its services, the manager receives a fee equal to 0.80%
ADMINISTRATION FEES  of the fund's average daily net assets. The administrator receives a fee for its administrative services to the fund equal to 0.05% of the Fund's average daily net assets.

---------------------------------------------------------------------------------

DISTRIBUTOR          CFBDS, Inc., a registered broker-dealer, serves as the
                     fund's distributor.

---------------------------------------------------------------------------------

                Salomon Brothers Variable Capital Fund Inc - 9

--------------------------------------------------------------------------------
 SHARE TRANSACTIONS


 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. The variable insurance products and
 fund. You should read   qualified plans may or may not make investments in the fund
 the prospectus for      described in this prospectus. Shares of the fund are sold at
 your insurance          net asset value.
 company's variable      The interests of different variable insurance products and
 contract to learn how   qualified plans investing in the fund could conflict due to to purchase a variable  differences of tax treatment and other considerations. The
 contract based on the   fund currently does not foresee any disadvantages to
 fund.                   investors arising from the fact that the fund may offer its shares to different insurance company separate accounts that serve as the investment medium for their variable annuity
                         and variable life products and to qualified plans.
                         Nevertheless, the board of directors intends to monitor
                         events to identify any material irreconcilable conflicts
                         which may arise, and to determine what action, if any,
                         should be taken in response to these conflicts. If a
                         conflict were to occur, one or more insurance companies'
                         separate accounts or qualified plans might be required to
                         withdraw their investments in one or more funds and shares of another fund may be substituted.

                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interest of the fund's shareholders. The fund
                         reserves the right to reject any specific purchase order.

-------------------------------------------------------------------------------------

 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed
                         shares may be more or less than the price paid for the
                         shares. Sales proceeds will normally be forwarded by bank
                         wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following
                         receipt of instructions. The fund may suspend sales or
                         postpone payment dates during any period in which any of the following conditions exist:
                           The New York Stock Exchange is closed;
                           Trading on the New York Stock Exchange is restricted;
                           An emergency exists as a result of which disposal by the
                         fund of securities is not reasonably practicable or it is
                         not reasonably practicable for the fund to fairly determine the value of its net assets; or
                           As permitted by SEC order in extraordinary circumstances.

             Salomon Brothers Variable Capital Fund Inc - 10

-------------------------------------------------------------------------------------
 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the New York Stock Exchange is open. The fund
                         calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the fund may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         fund's board of directors. A fund that uses fair value to
                         price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign
                         securities owned by a fund could change on days when an
                         insurance company separate account or a qualified plan
                         cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan must place its order with
                         the transfer agent before the New York Stock Exchange
                         closes. If the New York Stock Exchange closes early, the
                         order must be placed prior to the actual closing time.
                         Otherwise, the investor will receive the next business day's price.
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES

  The fund intends to qualify and be taxed as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986 (the
  'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

  The fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year.

                                                                          DIVIDENDS
                                                                          AND
                                                                          DISTRIBUTIONS
                                                                          Annual distributions of
                                                                          income and capital gain
                                                                          are made at the end of
                                                                          the year in which the
                                                                          income or gain is
                                                                          realized, or the
                                                                          beginning of the next
                                                                          year.
-------------------------------------------------------------------------------------------------

                Salomon Brothers Variable Capital Fund Inc - 11

--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS

 The financial highlights table is intended to help you understand the performance of a share for the past 5 years (or since inception if less than 5 years). Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following table was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a share of capital stock outstanding throughout each period ended December 31:

                                                                CAPITAL
                                                                  FUND
--------------------------------------------------------------------------------
                                                         1999          1998(1)
--------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                   $ 11.57       $    10.00
                                                        -------       ----------
 INCOME FROM OPERATIONS:
   Net investment income (2)                               0.07             0.09
   Net realized and unrealized gain (loss)                 2.49             1.72
                                                        -------       ----------
   Total Income From Operations                            2.56             1.81
                                                        -------       ----------
 LESS DISTRIBUTIONS FROM:
   Net investment income                                  (0.07)           (0.09)
   Net realized gains                                     (0.39)           (0.15)
                                                        -------       ----------
   Total Distributions                                    (0.46)           (0.24)
                                                        -------       ----------
 NET ASSET VALUE, END OF PERIOD                         $ 13.67       $    11.57
                                                        -------       ----------
                                                        -------       ----------
 TOTAL RETURN'DD'                                         22.08%           18.12%
 NET ASSETS, END OF PERIOD (000S)                       $16,189       $    4,290
 RATIOS TO AVERAGE NET ASSETS 'D':
   Expenses                                                1.00%(3)         1.00%(2)
   Net investment income                                   0.99%(3)         1.35%(2)
 PORTFOLIO TURNOVER RATE                                    119%             116%

               --------------------------------------------------

 (1) Capital Fund commenced operations on February 17, 1998.
 (2) SBAM has waived all if its management fees for the period ended December 31, 1998 and reimbursed expenses of $33,776 for the Capital Fund. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.15 and 3.26%.
 (3) SBAM who waived all or part of its management fee for the year ended December 31, 1999 and reimbursed expenses of $13,177 for the Capital Fund. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.06 and 1.99%.
'DD' For periods less than a year total return is not annualized as it may not be representative of the total return for the year.
 'D' For periods less than a year.

                Salomon Brothers Variable Capital Fund Inc - 12

SALOMON BROTHERS VARIABLE CAPITAL FUND

                     ADDITIONAL INFORMATION ABOUT THE FUND

SHAREHOLDER REPORTS. Annual and semi-annual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about the fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management or by writing the fund at 7 World Trade Center, 38th Floor, New York, NY 10048.

  You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell their shares.

(Investment Company Act file no. 811-08443)



                    STATEMENT OF DIFFERENCES

 The dagger symbol shall be expressed as........................... 'D'
 The double dagger symbol shall be expressed as....................'DD'